Exhibit 99.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended
	September 24, 2021	Percent of Net sales	September 25, 2020	Percent of Net sales
Net sales	$507.2	100.0%	$698.3	100.0%
Cost of sales	319.2	62.9	403.0	57.7
Gross profit	188.0	37.1	295.3	42.3
Selling, general and administrative expenses	127.3	25.1	220.8	31.6
Research and development expenses	47.3	9.3	65.5	9.4
Restructuring charges, net	11.0	2.2	3.2	0.5
Gains on divestiture	—	—	(9.7)	(1.4)
Opioid-related litigation settlement loss (gain)	125.0	24.6	(25.8)	(3.7)
Medicaid lawsuit	—	—	(0.2)	—
Operating (loss) income	(122.6)	(24.2)	41.5	5.9
Interest expense	(48.7)	(9.6)	(62.2)	(8.9)
Interest income	—	—	0.9	0.1
Other expense, net	(3.5)	(0.7)	—	—
Reorganization items, net	(126.2)	(24.9)	—	—
Loss from continuing operations before income taxes	(301.0)	(59.3)	(19.8)	(2.8)
Income tax benefit	(32.0)	(6.3)	(211.6)	(30.3)
(Loss) income from continuing operations	(269.0)	(53.0)	191.8	27.5
Income (loss) from discontinued operations, net of income taxes	5.3	1.0	(0.2)	—
Net (loss) income	$(263.7)	(52.0)%	$191.6	27.4%

Basic (loss) income per share:
(Loss) income from continuing operations	$(3.18)		$2.27
Income (loss) from discontinued operations	0.06		—
Net (loss) income	$(3.11)		$2.26
Diluted (loss) income per share:
(Loss) income from continuing operations	$(3.18)		$2.27
Income (loss) from discontinued operations	0.06		—
Net (loss) income	$(3.11)		$2.26
Weighted-average number of shares outstanding
Basic	84.7		84.6
Diluted	84.7		84.6

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	September 24, 2021				September 25, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$188.0	$127.3	$47.3	$(263.7)	$295.3	$220.8	$65.5	$191.6
Adjustments:
Interest expense, net	—	—	—	48.7	—	—	—	61.3
Income taxes	—	—	—	(32.0)	—	—	—	(211.6)
Depreciation (1)	17.3	(4.3)	(1.6)	23.2	18.3	(5.5)	(1.7)	25.5
Amortization	144.5	(0.8)	—	145.3	209.7	(0.9)	—	210.6
Restructuring charges, net	—	—	—	11.0	—	—	—	3.2
(Income) loss from discontinued operations	—	—	—	(5.3)	—	—	—	0.2
Change in contingent consideration fair value	—	2.1	—	(2.1)	—	(8.1)	—	8.1
Significant legal and environmental charges	—	—	—	125.0	0.7	(13.4)	—	(11.9)
Gains on divestiture	—	—	—	—	—	—	—	(9.7)
Separation costs	—	(0.1)	—	0.1	—	(33.0)	—	33.0
Unrealized loss on equity investment	—	—	—	6.9	—	—	—	0.8
Reorganization items, net	—	—	—	126.2	—	—	—	—
Share-based compensation	0.1	(1.9)	(0.4)	2.4	0.2	(3.4)	(0.7)	4.3
As adjusted:	$349.9	$122.3	$45.3	$185.7	$524.2	$156.5	$63.1	$305.4

(1)Includes $0.7 millions of accelerated depreciation in selling general and administrative ("SG&A") related to restructuring charges incurred during the three months ended September 24, 2021.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Three Months Ended
	September 24, 2021	September 25, 2020
Specialty Brands	$189.9	$291.8
Specialty Generics	15.2	43.1
Segment operating income	205.1	334.9
Unallocated amounts:
Corporate and unallocated expenses (1)	(20.8)	(42.1)
Depreciation and amortization	(168.4)	(236.1)
Share-based compensation	(2.4)	(4.3)
Restructuring charges, net	(11.0)	(3.2)
Separation costs	(0.1)	(33.0)
Opioid-related litigation settlement (loss) gain	(125.0)	25.8
Medicaid lawsuit	—	(0.5)
Operating (loss) income	$(122.6)	$41.5
(1)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	September 24, 2021	September 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$359.7	$539.6	(33.3)%	0.1%	(33.4)%
Specialty Generics	147.5	159.4	(7.5)	0.1	(7.6)
Segment net sales	507.2	699.0	(27.4)	0.1	(27.5)
Medicaid lawsuit	—	(0.7)	*	*	*
Net sales	$507.2	$698.3	(27.4)%	0.1%	(27.5)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	September 24, 2021	September 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel	$143.4	$195.3	(26.6)%	—%	(26.6)%
INOmax	98.4	141.9	(30.7)	—	(30.7)
Ofirmev	4.7	88.7	(94.7)	—	(94.7)
Therakos	62.5	62.6	(0.2)	0.7	(0.9)
Amitiza	49.6	47.7	4.0	—	4.0
Other	1.1	3.4	(67.6)	—	(67.6)
Specialty Brands Total	359.7	539.6	(33.3)	0.1	(33.4)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	16.9	20.0	(15.5)	—	(15.5)
Oxycodone (API) and oxycodone-containing tablets	15.2	16.1	(5.6)	—	(5.6)
Acetaminophen (API)	49.6	54.9	(9.7)	—	(9.7)
Other controlled substances	60.8	62.4	(2.6)	0.3	(2.9)
Other	5.0	6.0	(16.7)	—	(16.7)
Specialty Generics Total	147.5	159.4	(7.5)	0.1	(7.6)
Segment net sales	507.2	699.0	(27.4)	0.1	(27.5)
Medicaid lawsuit	—	(0.7)	*	*	*
Net sales	$507.2	$698.3	(27.4)%	0.1%	(27.5)%
*Not meaningful

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Nine Months Ended
	September 24, 2021	Percent of Net sales	September 25, 2020	Percent of Net sales
Net sales (includes refined estimate of the retrospective one-time charge of $535.1 million related to the Medicaid lawsuit for the nine months ended September 25, 2020)	$1,611.6	100.0%	$1,530.6	100.0%
Cost of sales	958.4	59.5	1,171.7	76.6
Gross profit	653.2	40.5	358.9	23.4
Selling, general and administrative expenses	408.3	25.3	683.2	44.6
Research and development expenses	166.3	10.3	225.8	14.8
Restructuring charges, net	17.5	1.1	15.8	1.0
Non-restructuring impairment charges	64.5	4.0	63.5	4.1
Losses (gains) on divestiture	0.8	—	(10.1)	(0.7)
Opioid-related litigation settlement loss (gain)	125.0	7.8	(34.1)	(2.2)
Medicaid lawsuit	—	—	105.1	6.9
Operating loss	(129.2)	(8.0)	(690.3)	(45.1)
Interest expense	(160.7)	(10.0)	(200.9)	(13.1)
Interest income	1.9	0.1	5.4	0.4
Other income, net	15.9	1.0	1.1	0.1
Reorganization items, net	(329.2)	(20.4)	—	—
Loss from continuing operations before income taxes	(601.3)	(37.3)	(884.7)	(57.8)
Income tax benefit	(81.9)	(5.1)	(69.2)	(4.5)
Loss from continuing operations	(519.4)	(32.2)	(815.5)	(53.3)
Income from discontinued operations, net of income taxes	6.0	0.4	23.8	1.6
Net loss	$(513.4)	(31.9)%	$(791.7)	(51.7)%

Basic loss per share:
Loss from continuing operations	$(6.13)		$(9.66)
Income from discontinued operations	0.07		0.28
Net loss	$(6.06)		$(9.38)
Diluted loss per share:
Loss from continuing operations	$(6.13)		$(9.66)
Income from discontinued operations	0.07		0.28
Net loss	$(6.06)		$(9.38)
Weighted-average number of shares outstanding:
Basic	84.7		84.4
Diluted	84.7		84.4

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Nine Months Ended
	September 24, 2021				September 25, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$653.2	$408.3	$166.3	$(513.4)	$358.9	$683.2	$225.8	$(791.7)
Adjustments:
Interest expense, net	—	—	—	158.8	—	—	—	195.5
Income tax benefit	—	—	—	(81.9)	—	—	—	(69.2)
Depreciation (1)	52.2	(13.4)	(4.7)	70.3	54.2	(16.3)	(5.2)	75.7
Amortization	433.3	(2.5)	—	435.8	597.2	(2.6)	—	599.8
Restructuring charges, net	—	—	—	17.5	—	—	—	15.8
Non-restructuring impairment charges	—	—	—	64.5	—	—	—	63.5
Income from discontinued operations	—	—	—	(6.0)	—	—	—	(23.8)
Change in contingent consideration fair value	—	7.6	—	(7.6)	—	(2.4)	—	2.4
Significant legal and environmental charges	—	—	—	125.0	535.1	(53.1)	—	659.2
Losses (gains) on divestiture	—	—	—	0.8	—	—	—	(10.1)
Separation costs	—	(1.0)	—	1.0	—	(75.0)	—	75.0
Unrealized gain on equity investment	—	—	—	(4.8)	—	—	—	(2.2)
R&D upfront payment	—	—	—	—	—	—	(5.0)	5.0
Reorganization items, net	—	—	—	329.2	—	—	—	—
Share-based compensation	0.4	(6.6)	(1.4)	8.4	0.8	(14.0)	(2.8)	17.6
As adjusted:	$1,139.1	$392.4	$160.2	$597.6	$1,546.2	$519.8	$212.8	$812.5

(1)Includes $2.0 million of accelerated depreciation in SG&A related to restructuring charges incurred during the nine months ended September 24, 2021.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Nine Months Ended
	September 24, 2021	September 25, 2020
Specialty Brands	$588.6	$765.0
Specialty Generics	73.8	155.5
Segment operating income	662.4	920.5
Unallocated amounts:
Corporate and unallocated expenses (1)	(69.1)	(152.3)
Depreciation and amortization	(506.1)	(675.5)
Share-based compensation	(8.4)	(17.6)
Restructuring charges, net	(17.5)	(15.8)
Non-restructuring impairment charges	(64.5)	(63.5)
Separation costs	(1.0)	(75.0)
R&D upfront payment	—	(5.0)
Opioid-related litigation settlement (loss) gain	(125.0)	34.1
Medicaid lawsuit	—	(640.2)
Operating loss	$(129.2)	$(690.3)
(1)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Nine Months Ended
	September 24, 2021	September 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$1,149.6	$1,553.0	(26.0)%	0.3%	(26.3)%
Specialty Generics	462.0	512.7	(9.9)	0.1	(10.0)
Segment net sales	1,611.6	2,065.7	(22.0)	0.2	(22.2)
Medicaid lawsuit	—	(535.1)	*	*	*
Net sales	$1,611.6	$1,530.6	5.3%	0.2%	5.1%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Nine Months Ended
	September 24, 2021	September 25, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar	$423.9	$576.6	(26.5)%	—%	(26.5)%
Inomax	338.3	438.5	(22.9)	0.1	(23.0)
Ofirmev	24.0	216.0	(88.9)	—	(88.9)
Therakos	197.8	174.1	13.6	2.1	11.5
Amitiza	155.8	138.2	12.7	—	12.7
Other	9.8	9.6	2.1	—	2.1
Specialty Brands Total	1,149.6	1,553.0	(26.0)	0.3	(26.3)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	60.7	71.9	(15.6)	—	(15.6)
Oxycodone (API) and oxycodone-containing tablets	49.5	48.0	3.1	—	3.1
Acetaminophen (API)	146.8	154.5	(5.0)	—	(5.0)
Other controlled substances	187.9	223.8	(16.0)	0.3	(16.3)
Other	17.1	14.5	17.9	—	17.9
Specialty Generics Total	462.0	512.7	(9.9)	0.1	(10.0)
Segment net sales	1,611.6	2,065.7	(22.0)	0.2	(22.2)
Medicaid lawsuit	—	(535.1)	*	*	*
Net sales	$1,611.6	$1,530.6	5.3%	0.2%	5.1%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	September 24, 2021	December 25, 2020
Assets
Current Assets:
Cash and cash equivalents	$1,322.6	$1,070.6
Accounts receivable, net	431.7	538.8
Inventories	367.6	344.9
Prepaid expenses and other current assets	203.7	350.0
Total current assets	2,325.6	2,304.3
Property, plant and equipment, net	767.7	833.1
Intangible assets, net	5,684.1	6,184.5
Other assets	380.6	393.5
Total Assets	$9,158.0	$9,715.4

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$1,388.1	$3,587.9
Accounts payable	122.2	93.3
Accrued payroll and payroll-related costs	62.7	79.4
Accrued interest	25.7	26.9
Accrued and other current liabilities	387.1	331.2
Total current liabilities	1,985.8	4,118.7
Pension and postretirement benefits	32.6	34.6
Environmental liabilities	60.3	59.8
Deferred income taxes	61.5	80.6
Other income tax liabilities	82.9	100.1
Other liabilities	86.0	109.8
Liabilities subject to compromise	6,335.5	4,192.6
Total Liabilities	8,644.6	8,696.2
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.9	18.8
Ordinary shares held in treasury at cost	(1,616.1)	(1,616.1)
Additional paid-in capital	5,596.0	5,587.6
Retained deficit	(3,474.9)	(2,961.5)
Accumulated other comprehensive loss	(10.5)	(9.6)
Total Shareholders' Equity	513.4	1,019.2
Total Liabilities and Shareholders' Equity	$9,158.0	$9,715.4

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Nine Months Ended
	September 24, 2021	September 25, 2020
Cash Flows From Operating Activities:
Net loss	$(513.4)	$(791.7)
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	506.1	675.5
Share-based compensation	8.4	17.6
Deferred income taxes	(19.1)	304.0
Non-cash impairment charges	64.5	63.5
Losses (gains) on divestiture	0.8	(10.1)
Reorganization items, net	22.5	—
Other non-cash items	(6.0)	(21.6)
Changes in assets and liabilities:
Accounts receivable, net	105.7	61.1
Inventories	(30.9)	(43.9)
Accounts payable	14.7	(52.4)
Income taxes	92.5	(431.2)
Opioid-related litigation settlement liability	125.0	—
Medicaid lawsuit	(4.8)	640.2
Other	40.4	(116.3)
Net cash from operating activities	406.4	294.7
Cash Flows From Investing Activities:
Capital expenditures	(39.2)	(42.4)
Proceeds from divestitures, net of cash	15.7	(0.7)
Other	1.4	6.7
Net cash from investing activities	(22.1)	(36.4)
Cash Flows From Financing Activities:
Repayment of external debt	(128.2)	(134.6)
Debt financing costs	—	(9.3)
Repurchase of shares	—	(0.4)
Other	—	(36.3)
Net cash from financing activities	(128.2)	(180.6)
Effect of currency rate changes on cash	(0.9)	0.2
Net change in cash, cash equivalents and restricted cash	255.2	77.9
Cash, cash equivalents and restricted cash at beginning of period	1,127.0	822.6
Cash, cash equivalents and restricted cash at end of period	$1,382.2	$900.5

Cash and cash equivalents at end of period	$1,322.6	$844.2
Restricted cash included in prepaid expenses and other assets at end of period	23.3	20.2
Restricted cash included in other long-term assets at end of period	36.3	36.1
Cash, cash equivalents and restricted cash at end of period	$1,382.2	$900.5